                                 AssetMark Funds

                    Supplement dated December 27, 2002 to the
       Statement of Additional Information ("SAI") dated September 9, 2002

I.   AssetMark  Investment  Services,  Inc. (the  "Advisor")  has hired Wilshire
     Associates,  Inc. to provide  the Advisor  with  manager  research  and due diligence  consulting  services  regarding  the AssetMark  Funds.  Wilshire
     Associates  replaced CRA  RogersCasey,  Inc. ("CRA")  effective  January 1,
     2003.  The last two sentences of the last paragraph on page B-40 of the SAI are replaced with the following:

The Advisor selects  sub-advisors for the Funds with the research  assistance of
Wilshire   Associates,   Inc.,   consultant   to  the  Advisor,   who  evaluates
quantitatively  and qualitatively a sub-advisor's  skills and investment results in managing assets for specific asset classes, investment styles and strategies.
The Advisor is responsible  for the payment of all fees to Wilshire  Associates,
Inc.

 All references to CRA on page B-41 are replaced with Wilshire Associates, Inc.

II.  The  following  information  supplements  the SAI by adding  the  following paragraph after the first full paragraph on page B-42.

The Board of Trustees  has  appointed  Clay  Finlay,  Inc.  ("Clay  Finlay") and
Oppenheimer  Capital,  LLC  ("Oppenheimer  Capital"),  to replace  Lombard Odier
International   Portfolio   Management  ,  Ltd.  and  Lazard  Asset  Management,
respectively,  as  sub-advisors  for the  AssetMark  International  Equity  Fund effective  December  27,  2002.  Clay  Finlay and  Oppenheimer  Capital are each parties to  Sub-Advisory  Agreements  with the Advisor  dated as of December 23,
2002.

III. The following  information  replaces the current  disclosure with regard to
     Lazard Asset Management on page B-43 in the SAI.

Oppenheimer  Capital,  LLC  ("Oppenheimer   Capital"),   a  sub-advisor  of  the
International  Equity Fund, is an indirect  subsidiary of Allianz Dresdner Asset
Management L.P. ("ADAM"), a registered investment adviser.  Allianz AG, a German insurance company,  is the majority owner of ADAM.  Oppenheimer Capital provides investment  advice  to  financial  institutions,  individuals,  state  and local
government  agencies,   pension  and  profit  sharing  plans,  trusts,  estates,
businesses  and  other  organizations.  Oppenheimer  Capital  has been a leading innovator of value-style  equity  investment  management  since its inception in
1969. The firm has over $26 billion of assets under management.

IV.  The following  information  replaces the current  disclosure with regard to
     Lombard Odier  International  Portfolio  Management Limited on page B-43 in the SAI.

Clay Finlay,  Inc. ("Clay Finlay"),  a global equity  management firm founded in
1982,  is  a  sub-advisor  of  the  International   Equity  Fund.  The  firm  is
headquartered in New York with offices in London,  Geneva,  Tokyo and Melbourne.
An  experienced  multinational  team of more  than 20  investment  professionals manages a full range of multi-regional and regional equity mandates on behalf of major  corporations,  financial  institutions and  governments.  Clay Finlay has approximately $5 billion in assets under management.

V.   Sub-Advisor Name Change.

As a result of an internal  restructuring,  all references to Brandes Investment
Partners,  L.P.  in the SAI are  changed to Brandes  Investment  Partners,  LLC.
Brandes is the sub-advisor to the AssetMark Large Cap Value Fund.

               Please retain this Supplement for future reference.